UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 21, 2005


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation                                      Identification No.)
     or organization)


200 Vesey Street, World Financial Center
        New York, New York                                            10285
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 21, 2005, upon the recommendation of the Nominating and Governance Committee of the Board of Directors of American Express Company (the "Company"), the Company's Board approved the terms of the compensation to be paid to each non-management director of the Board in respect of his/her service on the Board commencing January 1, 2006. A summary describing the elements of such compensation is filed as Exhibit 10.1 to this report and is hereby incorporated by reference.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

10.1  Description of Compensation Payable to Non-Management Directors.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                      By /s/ Stephen P. Norman
                                           --------------------------
                                           Name:  Stephen P. Norman
                                           Title: Secretary

DATE:   January 13, 2006

                                EXHIBIT INDEX

Item No        Description
-------        -----------

10.1           Description of Compensation Payable to Non-Management Directors.